www.matw.com | Nasdaq: MATW Second Quarter Fiscal 2026 Earnings Review May 1, 2026 Joseph C. Bartolacci President and Chief Executive Officer Daniel E. Stopar Chief Financial Officer and Treasurer

© 2026 Matthews International Corporation. All Rights Reserved. DISCLAIMER 2 Any forward-looking statements contained in this release are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of the Company regarding the future, and may be identified by the use of words such as “expects,” “believes,” “intends,” “projects,” “anticipates,” “estimates,” “plans,” “seeks,” “forecasts,” “predicts,” “objective,” “targets,” “potential,” “outlook,” “may,” “will,” “could” or the negative of these terms, other comparable terminology and variations thereof. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to be materially different from management's expectations, and no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include risks to our ability to achieve the anticipated benefits of the joint venture transaction with Peninsula Parent LLC, d.b.a. Propelis Group ("Propelis"), changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in interest rates, changes in the cost of materials used in the manufacture of the Company's products, including changes in costs due to adjustments to tariffs or supply chain disruptions, any impairment of goodwill or intangible assets, environmental liability and limitations on the Company’s operations due to environmental laws and regulations, disruptions to certain services, such as telecommunications, network server maintenance, cloud computing or transaction processing services, provided to the Company by third-parties, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, or other factors such as labor shortages or labor cost increases, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions, divestitures, and business combinations, cybersecurity concerns and costs arising with management of cybersecurity threats, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, or other disruptions to our industries, customers, or supply chains, the impact of global conflicts, such as the current war between Russia and Ukraine and hostilities in the Middle East, and conflicts and related sanctions or trade restrictions involving Venezuela, the Company's plans and expectations with respect to its exploration, and contemplated execution, of various strategies with respect to its portfolio of businesses, the Company's plans and expectations with respect to its Board of Directors, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission. Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, enterprise resource planning ("ERP") system integration costs, strategic initiative and other charges (which includes non-recurring charges related to certain commercial and operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition and divestiture costs, ERP system integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and divestiture and ERP system integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has presented constant currency sales and constant currency adjusted EBITDA and believes these measures provide relevant and useful information, which is used by the Company's management in assessing the performance of its business on a consistent basis by removing the impact of changes due to foreign exchange translation rates. These measures allow management, as well as investors, to assess the Company’s sales and adjusted EBITDA on a constant currency basis. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition, divestiture, and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented net debt and believes this measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. This measure provides management with insight on the indebtedness of the Company, net of cash and cash equivalents. This measure allows management, as well as analysts and investors, to assess the Company’s leverage.

BUSINESS OVERVIEW

© 2026 Matthews International Corporation. All Rights Reserved. 4 BRAND SOLUTIONS MEMORIALIZATION • Benefits from ongoing cost reduction initiatives and inflationary price realization • Benefits from acquisition of The Dodge Company • Sales volumes of caskets and cemetery memorials declined due to lower estimated U.S. casketed death rate • Divestiture of SGK Business completed on May 1, 2025 • Divestiture of the European roto-gravure packaging business completed on December 1, 2025 • Propelis continues to report solid operating results since the date of the acquisition BUSINESS UPDATE INDUSTRIAL TECHNOLOGIES • Divestiture of Warehouse business on December 31, 2025 • First commercial sales of MPERIA® Axian Inkjet (XIJ) in Product Identification • Engineering business remains challenged by the impact of the Tesla litigation

© 2026 Matthews International Corporation. All Rights Reserved. Key Drivers • Maintaining adjusted EBITDA guidance of $180 million (including our estimated 40% share of Propelis and income from preferred equity investment in Propelis) • Memorialization expected to continue delivering modest year to year sales growth • Conditions for engineering business remain challenging and dependent on winning substantial new orders • Propelis expected to execute and realize significant cost synergies during the remainder of the year • Strategic alternative review process remains ongoing OUTLOOK FOR FISCAL 2026 5

FINANCIAL OVERVIEW

Q2 2026 SUMMARY

($ in millions except per-share amounts)

Q2

	Q2 2025	Q2 2026
Sales	$ 427.6	$ 258.6
Diluted (L)PS	$ (0.29)	$ (0.69)
Non-GAAP Adjusted EPS*	$ 0.34	$ 0.37
Net Loss Attributable to Matthews	$ (8.9)	$ (21.8)
Adjusted EBITDA*	$ 51.4	$ 44.7

YTD

	YTD 2025	YTD 2026
Sales	$ 829.5	$ 543.4
Diluted (L)EPS	$ (0.40)	$ 0.69
Non-GAAP Adjusted EPS*	$ 0.48	$ 0.18
Net (Loss) Income Attributable to Matthews	$ (12.4)	$ 21.8
Adjusted EBITDA*	$ 91.4	$ 80.0

2nd Quarter ("Q2") Highlights

Sales

- Acquisition of The Dodge Company
- Lower energy storage sales
- Divestitures of SGK (May 2025), Warehouse Automation (December 2025), and European rotogravure packaging and tooling (December 2025)

GAAP EPS

- Loss on debt extinguishment
- Lower interest expense and higher other income
- Lower acquisition and divestiture costs

Adjusted EBITDA

- Divestitures of SGK (May 2025), Warehouse Automation (December 2025), and European rotogravure packaging and tooling (December 2025)
- Decrease in the Industrial Technologies and Brand Solutions segments
- Increase in the Memorialization segment
- Lower corporate and other non-operating cost

Adjusted EPS

- Lower interest expense
- Lower corporate costs
- Lower operating results

** See supplemental slides for Adjusted EPS and Adjusted EBITDA reconciliations and other important disclaimers regarding Matthews' use of Non-GAAP measures*

Matthews INTERNATIONAL
© 2026 Matthews International Corporation. All Rights Reserved.
7

© 2026 Matthews International Corporation. All Rights Reserved. MEMORIALIZATION 8 23.0% 21.1% $205.6 $215.3 Q2 FY2025 Q2 FY2026 $396.1 $419.4 FY2025 FY2026 $45.0 $48.8 Q2 FY2025 Q2 FY2026 $81.7 $87.8 FY2025 FY2026 21.9% 22.7% 20.6% 20.9% ($ in millions) Q2 Sales Q2 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin* Sales • Acquisition of The Dodge Company • Lower unit sales of caskets and cemetery memorials • Lower sales of cremation equipment and mausoleums • Price realization to mitigate cost increases Adjusted EBITDA • Acquisition of The Dodge Company • Cost-savings initiatives and price realization to mitigate cost increases • Lower volume and higher material, labor, and other production costs * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2026 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES 9 15.5% 12.4% 15.6%10.3% ($ in millions) $80.8 $43.4 Q2 FY2025 Q2 FY2026 $161.4 $112.4 FY2025 FY2026 $6.0 $(3.3) Q2 FY2025 Q2 FY2026 $7.9 $(7.8) FY2025 FY2026 7.5% (7.6)% 4.9% (6.9)% Q2 Sales Q2 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin* Sales • Lower energy storage sales • Divestitures of Warehouse Automation and European tooling businesses (December 2025) • Engineering sales impacted by customer delays • Higher Product Identification sales • Favorable currency impacts of $3.1 million for Q2 and $6.0 million YTD Adjusted EBITDA • Divestitures of Warehouse Automation and European tooling businesses (December 2025) • Lower Engineering sales and margins • Lower Product Identification margins • Cost-reduction initiatives and lower performance-based compensation * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2026 Matthews International Corporation. All Rights Reserved. BRAND SOLUTIONS ($ in millions) 10 15.4% 12.9% $141.2 $— Q2 FY2025 Q2 FY2026 $272.0 $11.6 FY2025 FY2026 $15.6 $9.6 Q2 FY2025 Q2 FY2026 $27.9 $22.3 FY2025 FY2026 Q2 Sales Q2 Adjusted EBITDA* YTD Sales YTD Adjusted EBITDA* Sales • Divestitures of SGK (May 2025) and European rotogravure packaging (December 2025) Adjusted EBITDA • Divestitures of SGK (May 2025) and European rotogravure packaging (December 2025) • Company's portion (40% ownership interest) of Propelis' adjusted EBITDA recognized on 3 month lag * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

CAPITALIZATION AND CASH FLOWS

($ in millions)

Total Debt and Net Debt*


$710.8
$678.4
$579.2
$543.2
09/30/25
03/31/26

Note: Dark gray shades on the left represent Total Debt.

Operating Cash Flow


$(18.7)
$(67.4)
YTD FY2025
YTD FY2026

Cash


$32.4
$36.1
9/30/25
03/31/26

- YTD cash flows reflected costs related to divestitures, legal costs, Tesla disputes, and restructuring actions
- Outstanding debt reduced $132 million FY26 YTD, utilizing proceeds from divestitures
- First half reflects recurring annual payments and seasonally lower earnings
- Quarterly dividend of $0.255/share, payable 5/25/2026

** See supplemental slide for Net Debt reconciliation and other important disclaimers regarding Matthews' use of Non-GAAP measures*

Matthews INTERNATIONAL
© 2026 Matthews International Corporation. All Rights Reserved.
11

SUPPLEMENTAL INFORMATION

© 2026 Matthews International Corporation. All Rights Reserved. 13 Included in this report are measures of financial performance that are not defined by GAAP, including, without limitation, adjusted EBITDA, adjusted net income and EPS, constant currency sales, and constant currency adjusted EBITDA, and net debt. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, ERP system integration costs, strategic initiative and other charges (which includes non-recurring charges related to certain commercial and operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Constant currency sales and constant currency adjusted EBITDA removes the impact of changes due to foreign exchange translation rates. To calculate sales and adjusted EBITDA on a constant currency basis, amounts for periods in the current fiscal year are translated into U.S. dollars using exchange rates applicable to the comparable periods of the prior fiscal year. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company's core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company's calculations of its non-GAAP financial measures, however, may not be comparable to similarly titled measures reported by other companies. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provide investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

© 2026 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to adjusted EBITDA. 14 Three Months Ended March 31, Six Months Ended March 31, 2026 2025 2026 2025 Net (loss) income $ (21,834) $ (8,916) $ 21,795 $ (12,388) Income tax (benefit) provision (6,217) (2,728) 34,572 (5,086) (Loss) income before income taxes $ (28,051) $ (11,644) $ 56,367 $ (17,474) Propelis depreciation, amortization, interest and other items (1) 18,776 — 33,979 — Interest expense, including RPA and factoring financing fees (2) 10,424 17,010 25,725 33,864 Loss on debt extinguishment 16,343 — 16,343 — Depreciation and amortization * 11,508 18,231 24,204 40,735 Acquisition and divestiture related items (3)** 194 13,701 1,312 14,278 Strategic initiatives and other items (4)**† 6,394 5,373 21,644 5,988 Gains (losses) on divestitures, net 3,945 2,072 (109,264) 2,072 Highly inflationary accounting losses (primarily non-cash) (5) — 520 16 711 Stock-based compensation 5,136 6,018 9,543 10,997 Non-service pension and postretirement expense (6) 75 133 113 266 Total Adjusted EBITDA $ 44,744 $ 51,414 $ 79,982 $ 91,437 Adjusted EBITDA margin 17.3% 12.0% 14.7% 11.0% (1) Represents the Company's portion of depreciation, intangible amortization, interest expense, and other items incurred by Propelis. (2) Includes fees for receivables sold under the RPA and factoring arrangements totaling $382 and $1,145 for the three months ended March 31, 2026 and 2025, respectively and $1,050 and $2,317 for the six months ended March 31, 2026 and 2025, respectively. (3) Includes certain non-recurring items associated with recent acquisition and divestiture activities. (4) Includes certain non-recurring costs associated with commercial, operational and cost-reduction initiatives, and costs associated with global ERP system integration efforts. Also includes legal costs related to an ongoing dispute with Tesla, Inc. ("Tesla"), which totaled $2,175 and $1,757 for the three months ended March 31, 2026 and 2025, respectively and $11,172 and $8,624 for the six months ended March 31, 2026 and 2025, respectively. Fiscal 2025 includes costs related to the Company's 2025 contested proxy which totaled $4,538 for the three months ended March 31, 2025 and $4,902 for the six months ended March 31, 2025. Fiscal 2025 includes net gains on the sales of certain significant property and other assets of $8,655 for the six months ended March 31, 2025. Fiscal 2025 also includes loss recoveries totaling $1,170 for the six months ended March 31, 2025 which were related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015. 5) Represents exchange losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries. (6) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non- recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans. * Depreciation and amortization was $8,041 and $7,170 for the Memorialization segment, $2,966 and $5,644 for the Industrial Technologies segment, and $501 and $699 for Corporate and Non-Operating, for the three months ended March 31, 2026 and 2025, respectively. Depreciation and amortization was $16,188 and $14,372 for the Memorialization segment, $6,444 and $11,318 for the Industrial Technologies segment, $609 and $13,578 for the Brand Solutions segment, and $963 and $1,467 for Corporate and Non-Operating, for the six months ended March 31, 2026 and 2025, respectively. Depreciation and amortization was $4,718 for the Brand Solutions segment for the three months ended March 31, 2026. ** Acquisition costs, ERP system integration costs, and strategic initiatives and other charges were $380 and $2,410 for the Memorialization segment, $2,739 and $192 for the Industrial Technologies segment, income of $91 and charges of $416 for the Brand Solutions segment, and $3,560 and $16,056 for Corporate and Non-Operating, for the three months ended March 31, 2026 and 2025, respectively. Acquisition costs, ERP system integration costs, and strategic initiatives and other charges were $449 and $3,713 for the Memorialization segment, $13,092 and $4,311 for the Industrial Technologies segment, $3,402 and $1,130 for the Brand Solutions segment, and $6,013 and $11,112 for Corporate and Non-Operating, for the six months ended March 31, 2026 and 2025, respectively. † Strategic initiatives and other items includes charges for exit and disposal activities (including severance and other employee termination benefits) totaling expenses of $782 and income of $2,471 for the three months ended March 31, 2026 and 2025, respectively, and exp nses of $2,305 and income of $1,305 for the six months ded March 31, 2026 and 2025, respectively. ADJUSTED EBITDA NON-GAAP RECONCILIATION (Unaudited) (In thousands)

ADJUSTED NET INCOME AND EARNINGS PER SHARE

NON-GAAP RECONCILIATION (Unaudited) (In thousands, except per share data)

	Three Months Ended March 31,				Six Months Ended March 31,			
	2026		2025		2026		2025	
		per share		*per share*		*per share*		*per share*
Net (loss) income attributable to Matthews	**$ (21,834)**	**$ (0.69)**	**$ (8,916)**	**$ (0.29)**	**$ 21,795**	**$ 0.69**	**$ (12,388)**	**$ (0.40)**
Acquisition and divestiture costs (1)	179	0.01	12,353	0.40	956	0.04	12,708	0.41
Strategic initiatives and other charges (2)	4,945	0.15	3,197	0.11	17,514	0.55	3,901	0.13
(Gain) loss on divestitures, net	3,844	0.13	—	—	(68,451)	(2.16)	—	—
Highly inflationary accounting losses (primarily non-cash) (3)	—	—	520	0.01	16	—	711	0.02
Non-service pension and postretirement expense (4)	57	—	99	0.01	85	—	199	0.01
Amortization	2,006	0.06	3,210	0.10	4,230	0.13	9,666	0.31
Loss on debt extinguishment	12,242	0.39	—	—	12,242	0.39	—	—
Propelis amortization and other unusual items (5)	10,209	0.32	—	—	17,250	0.54	—	—
Adjusted net income	**$ 11,648**	**$ 0.37**	**$ 10,463**	**$ 0.34**	**$ 5,637**	**$ 0.18**	**$ 14,797**	**$ 0.48**

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 21.1% and 50.6% for the three and six months ended March 31, 2026, respectively, and 25.7% and 24.9% for the three and six months ended March 31, 2025, respectively.

(1) Includes certain non-recurring items associated with recent acquisition and divestiture activities.

(2) Includes certain non-recurring costs associated with commercial, operational and cost-reduction initiatives, and costs associated with global ERP system integration efforts. Also includes legal costs related to an ongoing dispute with Tesla, Inc. ("Tesla"), which totaled $2,175 and $1,757 for the three months ended March 31, 2026 and 2025, respectively and $11,172 and $8,624 for the six months ended March 31, 2026 and 2025, respectively. Fiscal 2025 includes costs related to the Company's 2025 contested proxy which totaled $4,538 for the three months ended March 31, 2025 and $4,902 for the six months ended March 31, 2025. Fiscal 2025 includes net gains on the sales of certain significant property and other assets of $8,655 for the six months ended March 31, 2025. Fiscal 2025 also includes loss recoveries totaling $1,170 for the six months ended March 31, 2025 which were related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015.

(3) Represents exchange losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries.

(4) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

(5) Represents the Company's portion of amortization and other items incurred by Propelis.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.*

Matthews INTERNATIONAL
© 2026 Matthews International Corporation. All Rights Reserved.
15

CONSTANT CURRENCY SALES AND ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited) (In thousands)

	Memorialization	Industrial Technologies	Brand Solutions	Corporate and Non-Operating	Consolidated
Reported sales for the quarter ended March 31, 2026	$ 215,257	$ 43,362	$ —	$ —	$ 258,619
Changes in foreign exchange translation rates	(1,031)	(3,104)	(804)	—	(4,939)
Constant currency sales for the quarter ended March 31, 2026	$ 214,226	$ 40,258	$ (804)	$ —	$ 253,680
Reported sales for the six months ended March 31, 2026	$ 419,432	$ 112,377	$ 11,573	$ —	$ 543,382
Changes in foreign exchange translation rates	(1,515)	(5,978)	—	—	(7,493)
Constant currency sales for the six months ended March 31, 2026	$ 417,917	$ 106,399	$ 11,573	$ —	$ 535,889
Reported adjusted EBITDA for the quarter ended March 31, 2026	$ 48,831	$ (3,313)	$ 9,615	$ (10,389)	$ 44,744
Changes in foreign exchange translation rates	(132)	145	118	(5)	126
Constant currency adjusted EBITDA for the quarter ended March 31, 2026	$ 48,699	$ (3,168)	$ 9,733	$ (10,394)	$ 44,870
Reported adjusted EBITDA for the six months ended March 31, 2026	$ 87,780	$ (7,771)	$ 22,309	$ (22,336)	$ 79,982
Changes in foreign exchange translation rates	(167)	429	63	(70)	255
Constant currency adjusted EBITDA for the six months ended March 31, 2026	$ 87,613	$ (7,342)	$ 22,372	$ (22,406)	$ 80,237

** See Disclaimer (page 2) for Management's assessment of supplemental information related to constant currency sales and constant currency adjusted EBITDA.*

Matthews INTERNATIONAL
© 2026 Matthews International Corporation. All Rights Reserved.
16

© 2026 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt. 17 March 31, 2026 December 31, 2025 September 30, 2025 Long-term debt, current maturities $ 7,298 $ 7,271 $ 7,230 Long-term debt 571,950 529,756 703,602 Total debt 579,248 537,027 710,832 Less: Cash and cash equivalents (36,088) (31,357) (32,433) Net Debt $ 543,160 $ 505,670 $ 678,399 NET DEBT NON-GAAP RECONCILIATION (Unaudited) (Dollars in thousands)